UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 17, 2024

FIRST FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 0-16759

Indiana	35-1546989
(State or other jurisdiction	(I.R.S. Employer
incorporation or organization)	Identification No.)

One First Financial Plaza, Terre Haute, IN	47807
(Address of principal executive office)	(Zip Code)

(812) 238-6000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.125 per share	THFF	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The final voting results relating to the matters voted on at the 2024 annual meeting of shareholders are set forth below.

1.The six persons nominated to serve as directors of the Corporation received the following number of votes and were elected as directors to serve three-year terms expiring at the annual meeting of shareholders in 2027:

NAME FORWITHHELD

Thomas T. Dinkel8,664,091 502,239

Susan M. Jensen8,669,592 496,738

Norman L. Lowery8,512,740 653,590

James O. McDonald8,350,975 815,355

Thomas C. Martin8,643,944 522,386

William J. Voges7,680,5001,485,830

There were a total of 1,160,077 broker non-votes with respect to the director election proposal.

2.The shareholders approved through a non-binding advisory vote the 2023 compensation of the Corporation’s named executive officers as described in the Corporation’s proxy statement as follows:

Broker

FORAGAINSTABSTAINNon-Votes

8,246,449 564,982 354,8981,160,077

3.The shareholders ratified the appointment of Crowe LLP as the independent registered public accounting firm for the Corporation for the year ending December 31, 2024, as follows:

Broker

FORAGAINSTABSTAINNon-Votes

9,909,083 405,920 11,404 -0-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Financial Corporation

Dated April 17, 2024
/s/ Rodger A. McHargue
Rodger A. McHargue
Secretary/Treasurer and Chief Financial Officer